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                     THIRD MODIFICATION OF CONSTRUCTION TO
                       PERMANENT LOAN PROMISSORY NOTE AND
                OPEN-END CONSTRUCTION TO PERMANENT MORTGAGE DEED


THIS THIRD MODIFICATION OF CONSTRUCTION TO PERMANENT LOAN PROMISSORY NOTE AND OPEN-END CONSTRUCTION TO PERMANENT MORTGAGE DEED (the "AGREEMENT"), entered into as of the 27th day of March, 1997, by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation having a place of business at 1790 New Britain Avenue, Farmington, Connecticut 06032 (the "BORROWER"), and FLEET NATIONAL BANK F/K/A FLEET NATIONAL BANK OF CONNECTICUT F/K/A SHAWMUT BANK CONNECTICUT, N.A. a national banking association, having an office at 777 Main Street, Hartford, Connecticut 06115 (the "LENDER").

                              W I T N E S S E T H:

     1. On October 3, 1985, the Lender and the Borrower entered into a certain Revolving Loan and Security Agreement which has been (a) amended and restated in its entirety by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, (b) amended by a certain Sixth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated July 31, 1995, (c) amended by a certain Seventh Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of January 26, 1996, and (d) amended by a certain Eighth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated as of April 10, 1996 (as amended and in effect from time to time, collectively, the "LOAN AGREEMENT"). Capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

     2. Pursuant to the Loan Agreement, the Borrower executed a certain Construction to Permanent Loan Promissory Note dated July 31, 1995 in the original principal amount of up to $1,000,000 in favor of the Lender, which was amended pursuant to (i) a certain Modification of Construction to Permanent Loan Promissory Note and Open-End Construction to Permanent Mortgage Deed recorded in Volume 513 at Page 462 of the Farmington Land Records (the "MODIFICATION") and
(ii) a certain Second Modification of Construction to Permanent Loan, Promissory Note and Open End Construction to Permanent Mortgage dated as of April 10, 1996 and recorded in Volume 514 at Page 716 of the Farmington Land Records (the "SECOND MODIFICATION") (collectively, as modified, the "NOTE"). The Note is secured by, among other things, an Open-End Construction to Permanent Mortgage Deed from the Borrower in favor of Lender dated August 3, 1995 and recorded in Volume 502 at Page 1024 of the Farmington Land Records, which was modified pursuant to the Modification and the Second Modification (as modified, the "MORTGAGE"), encumbering certain real property located in the Town of Farmington


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as more particularly described in Schedule A to the Mortgage.  The Loan
Agreement, Note, Mortgage and related documents are collectively referred to as the "LOAN DOCUMENTS".

     3. The Borrower has requested that the Lender extend certain other loans from the Lender to the Borrower and to modify the interest rates set forth in the Note.

     4. As a condition to the extension, the Lender requires the Borrower to enter into this Agreement.

     5. In consideration of the foregoing, and for One ($1.00) Dollar and other valuable consideration received to its satisfaction, the Borrower agrees to modify the terms and conditions of the Note and Mortgage as more specifically set forth in this Agreement.


                               TERMS OF AGREEMENT



     A.   Acknowledgments, Affirmations and Representations and Warranties.

     1.   The Borrower acknowledges and affirms that:


          a. All of the statements contained herein are true and correct and that they understand that the Lender is relying on the truth and completeness of such statements to enter into this Agreement.

          b. As of the date hereof and without regard to the financial accommodations contemplated herein, the Borrower is legally and validly indebted to the Lender in the principal amount of $916,666.60 with respect to the Note, plus interest and fees accrued and accruing thereon and costs and expenses of collection, including without limitation, attorneys' fees, and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender.

     2.   The Borrower represents and warrants to the Lender that:

          a. The resolutions previously adopted by the Board of Directors of the Borrower and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.



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     b.   The Borrower has the corporate power and authority to enter into, and have taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby.

     c. All representations, warranties and covenants contained in, and schedules and exhibits attached to, the Loan Documents are true and correct on and as of the date hereof, are incorporated herein by reference and are hereby remade.

     d. Other than the defaults previously waived in writing by the Lender, the Borrower is not currently in default under any of the Loan Documents, and no condition exists which would constitute an event of default under any of the Loan Documents but for the giving of notice or passage of time, or both.

     e. The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of the Borrower's Certificate of Incorporation or Bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower is a party or by which it is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon the Borrower.

     B.   Modification of Note.

          The Borrower and the Lender agree that the terms of the Note are hereby modified in accordance with the following:

          1.   All references to the "Base Rate" shall mean "Prime Rate".

          2. Paragraph (3) entitled "Cost of Funds Rate" is hereby deleted in its entirety and the following substituted in lieu thereof:

               "COST OF FUNDS RATE" shall mean the fixed per annum rate of interest as of the date selected by Borrower in accordance with the terms of this Agreement determined by Lender in good faith in accordance with Lender's customary practices for loans in United States currency and based on Lender's cost of obtaining funds with a maturity approximately equal to the Interest Period from sources as may be selected by Lender in its sole and absolute discretion.

          3. Paragraph (9) entitled "LIBOR Rate" is hereby deleted and the following is substituted in lieu thereof:

               (9) "LIBOR RATE" shall mean, with respect to the Interest Period for


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                    which it is determined, the rate per annum calculated
                    pursuant to the following formula:

                         LIBOR =        LIBOR Base Rate
                                        ---------------
                                             1-Reserve Percentage

          4. Paragraph (15) entitled "Permanent Interest Rate" on page four of the Note is hereby deleted in its entirety and the following is substituted in lieu thereof:

               (15) "PERMANENT INTEREST RATE" shall mean a variable rate, at
                    Borrower's election pursuant to Section I, below, equal to
                    (a) the Prime Rate, (b) the LIBOR Rate plus two hundred
                    (200) basis points or (c) Cost of Funds Rate plus two hundred (200) basis points.

          5.   The following definitions are inserted after Paragraph (18):

               (19) "INTEREST PERIOD" means the period selected by the Borrower pursuant to this Agreement, to the extent such period is available from Lender to other borrowers similarly situated to Borrower on the date of such selection for the type of interest rate selected by Borrower. Each Interest Period shall commence on the date such interest rate election and shall end on the date as the Borrower may select, if available, provided that:

                    (i) any Interest Period for a LIBOR Rate elections which would otherwise end on a day which is not a Business Day shall end on the next or succeeding Business Day as is Lender's custom in the inter-bank Eurodollar market to which such advance relates;

                    (ii) any Interest Period for Cost of Funds Date elections which would otherwise end on a day which is not a Business Day shall end on the next preceding or succeeding Business Day of Lender;

                    (iii) Borrower may not select an Interest Period which would end after the Maturity Date and any Interest Period which commences before and would otherwise end after the Maturity Date, shall end on the Maturity Date; and


                    (iv) any Interest Period for LIBOR Rate elections which begins on a day for which there is no numerically

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                              corresponding day in the calendar month during
                              which such Interest Period is to end, shall (subject to clause (i) above) end on the last day of such calendar month.

                    "LIBOR BASE RATE" means the rate quoted to Lender on or prior to the commencement of an Interest Period for the offering to Lender from prime commercial banks in the interbank Eurodollar market of dollar deposits in immediately available funds for a period equal to the Interest Period and in an amount equal to the outstanding principal balance of the Note.

                    (20) "RESERVE PERCENTAGE" means for any day with respect to the principal amount of the Note bearing interest at the LIBOR Rate, the maximum rate, (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating thereto) against "Eurocurrency Requirements" (as that term is used in Regulation D) if such liabilities were outstanding

          6. The following language in the third paragraph of Section C is hereby deleted:

               Upon the occurrence of an Event of Default, or after the Maturity Date, interest shall accrue at four percent (4%) per annum above the Permanent Interest Rate in effect (the "PERMANENT DEFAULT RATE"). The Permanent Default Rate shall be adjusted whenever a change in the Base Rate occurs, so that the Permanent Default Rate shall remain at all times four (4%) percent per annum above the Permanent Interest Rate. Any such adjustment in the Permanent Default Rate shall be effective simultaneously with a change in the Base Rate.

          and replaced with the following:

               Upon the occurrence of an Event of Default after Conversion, or after maturity, interest shall accrue from and after such event at three percent (3%) per annum above the Permanent Interest Rate as the same shall be in effect from and after such default (the "PERMANENT DEFAULT RATE"). If the interest Rate shall be adjusted whenever a change in the Prime Rate occurs, so that the Permanent Default Rate shall remain at all times three percent (3%) per annum above the Prime Rate. Any such adjustment in the


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               Permanent Default Rate shall be effective simultaneously with a change in the Prime Rate.

          7.   Section G. entitled "G. PREPAYMENT OF LOAN." on page eight of the
Note is hereby deleted in its entirety and the following is substituted in lieu thereof:

               If the interest rate in effect under this Note is based upon the Prime Rate, the Borrower may prepay this Note in whole or in part at any time without penalty. All such prepayments shall be applied on account of principal remaining unpaid and shall be accompanied by payment of unpaid late charges and accrued and unpaid interest, if any, thereon. All partial prepayments of principal shall be credited to the unpaid principal of this Note in the inverse order of maturity and shall not affect the Borrower's obligation to make the regular installments required hereunder until this Note is fully paid.

               If the interest rate in effect under this Note is based upon the LIBOR Rate or Cost of Funds Rate, the Borrower may not prepay this Note except as set forth in this paragraph. Under no circumstances may there by a partial prepayment of this Note.
               The Borrower may prepay only the entire unpaid balance of this Note upon payment of such amounts, as determined by the Lender, in its sole and absolute discretion, as may be necessary to reimburse the Lender for any losses and expenses incurred by the Lender as a result of prepayment of this Note, including without limitation any losses (including loss of anticipated profits) and expenses incurred by reason of the liquidation or re-employment of deposits or other funds acquired by the Lender to fund or maintain this Note. The Borrower hereby acknowledges that in reliance upon this agreement, the Lender has made certain commitments of funds upon the terms and conditions of this Note. In the event that this Note is accelerated for any reason whatsoever by the Lender, such payment of the Lender's losses and expenses shall be paid by the Borrower.

               In the event that the Loan shall be accelerated for any reason whatsoever, the prepayment fee in effect as of the date of such acceleration shall be paid.

          8.   The following is inserted after Section H to the Note:

               Section I. Rate Elections. Conversion of Rate of Interest. Provided that no Event of Default shall have occurred and be continuing hereunder, the Borrower may, (i) at any time, if the interest rate in effect under this Note is based upon the Prime Rate and (ii) on the last


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               Business Day of any Interest Period if the interest rate in effect under this Note is based upon the LIBOR Rate or Cost of Funds Rate, convert the interest rate hereunder to an interest rate based upon the Prime Rate, Cost of Funds Rate or LIBOR Rate. If the Borrower desires to so convert, it shall give Lender written notice two (2) days prior to the conversion date by written instructions, specifying the date of such conversion and, if conversion is to a LIBOR Rate or Cost of Funds Rate, the duration of the first Interest Period therefor.

               Failure to Convert or Continue. If Borrower fails to notify Lender of its election to convert or continue an expiring interest rate based upon Cost of Funds Rate or LIBOR Rate on or prior to the end of the expiring Interest Period, such expiring interest rate shall, at the end of such Interest Period, automatically be based upon the Prime Rate.

     C.   Modification of Mortgage.

          The Borrower and Lender hereby agree that the terms of the Mortgage are hereby modified in accordance with the following:

          1. Any and all references in the Mortgage to the term "Note" or words of similar import shall be deemed to mean and refer to the Note as modified by this Agreement.

          2. The form of the Note attached as Schedule D to the Mortgage is hereby modified in accordance with Section B. above.

     D.   Miscellaneous

          1. Except as specifically modified hereby, all of the terms and conditions of the Note and Mortgage shall remain in full force and effect, and Borrower hereby ratifies and affirms each of its respect obligations, terms, conditions, covenants, representations and warranties contained therein, except to the extent expressly modified hereby. Borrower agrees to be bound by the terms and conditions of said instruments, as modified by this Agreement.

          2. The rights and duties of the parties under this Agreement shall be governed by the laws of the State of Connecticut.

          3. This Agreement shall be binding upon the Borrower, the Lender and each of their respective successors and assigns.

          4. Nothing contained in this Agreement shall constitute a repayment of the Note, or affect the priority of the lien of the Mortgage.



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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument by their duly authorized representatives as of the date first above written.


Witnesses:                      EDAC                    TECHNOLOGIES
                                CORPORATION


                                By:
                                   ---------------------------------
                                    Ronald G. Popolizio
                                    Its Vice President



                                FLEET NATIONAL BANK f/k/a
                                FLEET NATIONAL BANK OF
                                CONNECTICUT f/k/a SHAWMUT
                                BANK CONNECTICUT, N.A.


                                By:
                                   ---------------------------------
                                    Edgar Ezerins
                                    Its  Vice President







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STATE OF CONNECTICUT )
                     ) ss.: Farmington
COUNTY OF HARTFORD   )


     On this 27th day of March, 1997, before me, personally appeared RONALD G. POPOLIZIO, known to me to be the Vice President of EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said corporation.


                                           __________________________________

                                           Commissioner of the Superior Court
                                           Notary Public
                                           My Commission Expires: ___________



STATE OF CONNECTICUT )
                     ) ss.: Farmington
COUNTY OF HARTFORD   )


     On this 27th day of March, 1997, before me, personally appeared Edgar Ezerins, known to me to be the Vice President of FLEET NATIONAL BANK f/k/a FLEET NATIONAL BANK OF CONNECTICUT f/k/a SHAWMUT BANK CONNECTICUT, N.A., a national banking association, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said banking association.



                                           __________________________________

                                           Commissioner of the Superior Court
                                           Notary Public
                                           My Commission Expires:



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